Exhibit 99.2

Fourth Quarter
Financial Supplement
December 31, 2023
4

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

Group Benefits
Statements of Adjusted Earnings Available to Common Shareholders	10
Other Expenses by Major Category; and Other Statistical Information	11

RIS
Statements of Adjusted Earnings Available to Common Shareholders	12
Future Policy Benefits; Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	13
Other Expenses by Major Category; and Spread	14

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	15
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	16
Asia General Account Assets Under Management and Related Measures	17

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	18
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	20
Other Expenses by Major Category; and Other Statistical Information	21

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	22
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	23
Other Expenses by Major Category; and Other Statistical Information	24

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	25

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	26
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	27
Summary of Net Mortgage Loans; and Summary of Net Commercial Mortgage Loans by Region and Property Type	28
Footnotes	29

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Revenues
Premiums	$9,005	$9,589	$11,678	$11,230	$11,786	$48,510	$44,283
Universal life and investment-type product policy fees	1,266	1,289	1,288	1,334	1,241	5,225	5,152
Net investment income	4,464	4,645	5,072	4,825	5,366	15,916	19,908
Other revenues	627	639	621	606	660	2,630	2,526
Net investment gains (losses)	350	(684)	(1,039)	(927)	(174)	(1,260)	(2,824)
Net derivative gains (losses)	(104)	(90)	(997)	(1,202)	149	(2,251)	(2,140)
Total revenues	15,608	15,388	16,623	15,866	19,028	68,770	66,905

Expenses
Policyholder benefits and claims	9,115	9,872	11,809	11,130	11,779	49,507	44,590
Policyholder liability remeasurement (gains) losses	20	(9)	(16)	(17)	(3)	114	(45)
Market risk benefit remeasurement (gains) losses	(512)	188	(817)	(796)	431	(3,674)	(994)
Interest credited to policyholder account balances	1,727	1,864	1,933	1,658	2,405	3,894	7,860
Policyholder dividends	155	159	151	153	159	706	622
Amortization of DAC and VOBA	457	470	479	499	504	1,831	1,952
Amortization of negative VOBA	(7)	(7)	(6)	(7)	(6)	(29)	(26)
Interest expense on debt	248	255	256	265	269	938	1,045
Other expenses, net of capitalization of DAC	2,379	2,339	2,404	2,447	2,549	9,119	9,739
Total expenses	13,582	15,131	16,193	15,332	18,087	62,406	64,743
Income (loss) before provision for income tax	2,026	257	430	534	941	6,364	2,162
Provision for income tax expense (benefit)	445	172	22	39	327	1,062	560
Net income (loss)	1,581	85	408	495	614	5,302	1,602
Less: Net income (loss) attributable to noncontrolling interests	3	5	6	6	7	18	24
Net income (loss) attributable to MetLife, Inc.	1,578	80	402	489	607	5,284	1,578
Less: Preferred stock dividends	29	66	32	67	33	185	198
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,549	$14	$370	$422	$574	$5,099	$1,380

Premiums, fees and other revenues	$10,898	$11,517	$13,587	$13,170	$13,687	$56,365	$51,961

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Net income (loss) available to MetLife, Inc.'s common shareholders	$1,549	$14	$370	$422	$574
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	350	(684)	(1,039)	(927)	(174)
Less: Net derivative gains (losses)	(104)	(90)	(997)	(1,202)	149
Less: Market risk benefit remeasurement gains (losses)	512	(188)	817	796	(431)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(317)	(383)	(316)	(156)	(330)
Less: Provision for income tax (expense) benefit	(149)	180	419	429	6
Add: Net income (loss) attributable to noncontrolling interests	3	5	6	6	7
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders	1,260	1,184	1,492	1,488	1,361
Less: Total notable items (2)	—	—	—	14	(76)
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,260	$1,184	$1,492	$1,474	$1,437

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.96	$0.02	$0.48	$0.56	$0.77
Less: Net investment gains (losses)	0.44	(0.88)	(1.35)	(1.23)	(0.23)
Less: Net derivative gains (losses)	(0.13)	(0.12)	(1.30)	(1.59)	0.20
Less: Market risk benefit remeasurement gains (losses)	0.65	(0.24)	1.06	1.05	(0.58)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.40)	(0.48)	(0.40)	(0.20)	(0.45)
Less: Provision for income tax (expense) benefit	(0.19)	0.23	0.54	0.57	0.01
Add: Net income (loss) attributable to noncontrolling interests	—	0.01	0.01	0.01	0.01
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	1.59	1.52	1.94	1.97	1.83
Less: Total notable items per diluted common share (2)	—	—	—	0.02	(0.10)
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.59	$1.52	$1.94	$1.95	$1.93

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$14	$—
Litigation reserves and settlement costs	—	—	—	—	(76)
Total notable items	$—	$—	$—	$14	$(76)

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$0.02	$—
Litigation reserves and settlement costs	—	—	—	—	(0.10)
Total notable items	$—	$—	$—	$0.02	$(0.10)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Weighted average common shares outstanding - diluted	790.2	781.2	769.6	755.5	743.4

(1)See Appendix for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Book value per common share (1)	$33.45	$36.89	$34.92	$29.34	$35.85
Book value per common share, excluding AOCI other than FCTA (1)	$54.30	$53.83	$53.55	$53.00	$53.75

	For the Three Months Ended
Unaudited	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Return on MetLife, Inc.'s (2):
Common stockholders' equity	24.0%	0.2%	5.4%	7.0%	9.6%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	19.5%	17.4%	21.8%	24.7%	22.7%
Common stockholders' equity, excluding AOCI other than FCTA	12.1%	11.3%	14.6%	14.9%	13.8%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	12.1%	11.3%	14.6%	14.7%	14.6%

	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Common shares outstanding, beginning of period	787.3	779.1	769.2	757.2	744.4
Share repurchases	(8.5)	(11.6)	(12.1)	(12.9)	(13.7)
Newly issued shares	0.3	1.7	0.1	0.1	0.1
Common shares outstanding, end of period	779.1	769.2	757.2	744.4	730.8

Weighted average common shares outstanding - basic	784.2	775.4	765.9	751.4	738.6
Dilutive effect of the exercise or issuance of stock-based awards	6.0	5.8	3.7	4.1	4.8
Weighted average common shares outstanding - diluted	790.2	781.2	769.6	755.5	743.4

MetLife Policyholder Trust Shares	123.6	122.1	120.5	119.1	117.6

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Total revenues	$15,608	$15,388	$16,623	$15,866	$19,028	$68,770	$66,905
Less: Adjustments to total revenues:
Net investment gains (losses)	350	(684)	(1,039)	(927)	(174)	(1,260)	(2,824)
Net derivative gains (losses)	(104)	(90)	(997)	(1,202)	149	(2,251)	(2,140)
Investment hedge adjustments	(277)	(264)	(263)	(232)	(253)	(976)	(1,012)
Asymmetrical and non-economic accounting	—	—	—	—	29	—	29
Unit-linked contract income	209	303	296	4	580	(1,298)	1,183
Other adjustments	27	(3)	(8)	(14)	(21)	150	(46)
Divested businesses	—	—	—	—	—	66	—
Total adjusted revenues	$15,403	$16,126	$18,634	$18,237	$18,718	$74,339	$71,715

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Net investment income	$4,464	$4,645	$5,072	$4,825	$5,366	$15,916	$19,908
Less: Adjustments to net investment income:
Investment hedge adjustments	(277)	(264)	(263)	(232)	(253)	(976)	(1,012)
Unit-linked contract income	209	303	296	4	580	(1,298)	1,183
Other adjustments	2	—	(1)	(3)	(8)	(10)	(12)
Divested businesses	—	—	—	—	—	11	—
Adjusted net investment income	$4,530	$4,606	$5,040	$5,056	$5,047	$18,189	$19,749

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Variable investment income (Included in net investment income above)	$24	$(44)	$221	$179	$63	$1,545	$419

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Premiums, fees and other revenues	$10,898	$11,517	$13,587	$13,170	$13,687	$56,365	$51,961
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	—	—	—	—	29	—	29
Other adjustments	25	(3)	(7)	(11)	(13)	160	(34)
Divested businesses	—	—	—	—	—	55	—
Adjusted premiums, fees and other revenues	$10,873	$11,520	$13,594	$13,181	$13,671	$56,150	$51,966
Adjusted premiums, fees and other revenues, on a constant currency basis	$10,926	$11,390	$13,466	$13,104	$13,671

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Total expenses	$13,582	$15,131	$16,193	$15,332	$18,087	$62,406	$64,743
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	(512)	188	(817)	(796)	431	(3,674)	(994)
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	143	103	64	(49)	129	588	247
Market volatility	(105)	(14)	(44)	(64)	(62)	(193)	(184)
Unit-linked contract costs	180	303	301	(3)	582	(1,322)	1,183
Other adjustments	37	16	11	21	7	191	55
Divested businesses	21	11	9	9	9	97	38
Total adjusted expenses	$13,818	$14,524	$16,669	$16,214	$16,991	$66,719	$64,398

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Capitalization of DAC	$(699)	$(718)	$(729)	$(742)	$(728)	$(2,614)	$(2,917)
Less: Divested businesses	—	—	—	—	—	(11)	—
Adjusted capitalization of DAC	$(699)	$(718)	$(729)	$(742)	$(728)	$(2,603)	$(2,917)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Other expenses	$3,078	$3,057	$3,133	$3,189	$3,277	$11,733	$12,656
Less: Adjustments to other expenses:
Other adjustments	37	16	11	21	7	191	55
Divested businesses	21	11	9	9	9	74	38
Adjusted other expenses	$3,020	$3,030	$3,113	$3,159	$3,261	$11,468	$12,563
Adjusted other expenses on a constant currency basis	$3,031	$2,970	$3,056	$3,128	$3,261

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Other expenses, net of capitalization of DAC	$2,379	$2,339	$2,404	$2,447	$2,549	$9,119	$9,739

Premiums, fees and other revenues	$10,898	$11,517	$13,587	$13,170	$13,687	$56,365	$51,961

Expense ratio	21.8%	20.3%	17.7%	18.6%	18.6%	16.2%	18.7%

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Adjusted other expenses by major category
Direct expenses	$1,481	$1,387	$1,415	$1,447	$1,559	$5,490	$5,808
Pension, postretirement and postemployment benefit costs	25	59	59	59	69	98	246
Premium taxes, other taxes, and licenses & fees	146	161	184	162	153	606	660
Commissions and other variable expenses	1,368	1,423	1,455	1,491	1,480	5,274	5,849
Adjusted other expenses	3,020	3,030	3,113	3,159	3,261	11,468	12,563
Adjusted capitalization of DAC	(699)	(718)	(729)	(742)	(728)	(2,603)	(2,917)
Adjusted other expenses, net of adjusted capitalization of DAC	$2,321	$2,312	$2,384	$2,417	$2,533	$8,865	$9,646

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratio data)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Employee-related costs	$864	$929	$895	$913	$882	$3,504	$3,619
Third-party staffing costs	433	331	346	350	399	1,528	1,426
General and administrative expenses	184	127	174	184	278	458	763
Direct expenses	1,481	1,387	1,415	1,447	1,559	5,490	5,808
Less: Total notable items related to direct expenses (1)	—	—	—	—	96	—	96
Direct expenses, excluding total notable items related to direct expenses (1)	$1,481	$1,387	$1,415	$1,447	$1,463	$5,490	$5,712

Adjusted other expenses, net of adjusted capitalization of DAC	$2,321	$2,312	$2,384	$2,417	$2,533	$8,865	$9,646
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	96	—	96
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,321	$2,312	$2,384	$2,417	$2,437	$8,865	$9,550

Adjusted premiums, fees and other revenues	$10,873	$11,520	$13,594	$13,181	$13,671	$56,150	$51,966
Less: PRT	(69)	(21)	2,024	1,461	1,860	12,219	5,324
Adjusted premiums, fees and other revenues, excluding PRT	$10,942	$11,541	$11,570	$11,720	$11,811	$43,931	$46,642

Direct expense ratio	13.6%	12.0%	10.4%	11.0%	11.4%	9.8%	11.2%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	13.5%	12.0%	12.2%	12.3%	12.4%	12.5%	12.2%

Adjusted expense ratio	21.3%	20.1%	17.5%	18.3%	18.5%	15.8%	18.6%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	21.2%	20.0%	20.6%	20.6%	20.6%	20.2%	20.5%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$276,780	$283,854	$283,857	$270,982	$281,412
Equity securities, at estimated fair value	1,684	1,695	769	742	757
Contractholder-directed equity securities and fair value option securities, at estimated fair value	9,668	10,063	10,204	9,680	10,331
Mortgage loans	83,763	85,572	92,986	92,230	92,506
Policy loans	8,874	8,863	8,788	8,725	8,788
Real estate and real estate joint ventures	13,137	13,155	13,045	13,133	13,332
Other limited partnership interests	14,414	14,437	14,722	14,918	14,764
Short-term investments, principally at estimated fair value	4,935	4,184	6,921	6,497	6,045
Other invested assets	20,038	19,479	19,656	18,755	18,202
Total investments	433,293	441,302	450,948	435,662	446,137
Cash and cash equivalents, principally at estimated fair value	20,195	18,456	15,417	14,912	20,639
Accrued investment income	3,446	3,554	3,505	3,704	3,589
Premiums, reinsurance and other receivables	17,364	18,692	18,530	19,002	28,971
Market risk benefits, at estimated fair value	280	227	279	334	286
Deferred policy acquisition costs and value of business acquired	19,653	19,976	19,850	19,737	20,151
Current income tax recoverable	42	—	189	—	190
Deferred income tax assets	2,439	2,257	2,377	3,174	2,612
Goodwill	9,297	9,379	9,261	9,109	9,236
Other assets	11,025	12,006	10,977	10,862	11,139
Separate account assets	146,038	148,417	145,946	135,624	144,634
Total assets	$663,072	$674,266	$677,279	$652,120	$687,584

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$187,222	$191,741	$190,474	$181,755	$196,406
Policyholder account balances	210,597	212,569	214,413	213,933	219,269
Market risk benefits, at estimated fair value	3,763	3,869	3,259	2,738	3,179
Other policy-related balances	18,424	19,598	19,642	19,665	19,736
Policyholder dividends payable	387	356	366	381	386
Payables for collateral under securities loaned and other transactions	20,937	19,863	18,806	17,797	17,524
Short-term debt	175	168	200	161	119
Long-term debt	14,647	14,622	14,539	15,475	15,548
Collateral financing arrangement	716	704	675	651	637
Junior subordinated debt securities	3,158	3,159	3,160	3,160	3,161
Current income tax payable	—	554	—	59	—
Deferred income tax liability	950	1,111	752	128	927
Other liabilities	25,933	25,112	34,555	34,698	35,805
Separate account liabilities	146,038	148,417	145,946	135,624	144,634
Total liabilities	632,947	641,843	646,787	626,225	657,331

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,616	33,617	33,630	33,666	33,690
Retained earnings	40,332	39,957	39,928	39,958	40,146
Treasury stock, at cost	(21,458)	(22,245)	(22,923)	(23,724)	(24,591)
Accumulated other comprehensive income (loss)	(22,621)	(19,147)	(20,386)	(24,254)	(19,242)
Total MetLife, Inc.'s stockholders' equity	29,881	32,194	30,261	25,658	30,015
Noncontrolling interests	244	229	231	237	238
Total equity	30,125	32,423	30,492	25,895	30,253
Total liabilities and equity	$663,072	$674,266	$677,279	$652,120	$687,584

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Adjusted earnings before provision for income tax
GROUP BENEFITS	$495	$391	$471	$645	$590
RIS	477	505	527	594	532
ASIA	369	405	611	405	419
LATIN AMERICA	233	303	281	282	271
EMEA	72	76	92	112	63
METLIFE HOLDINGS	228	195	262	259	193
CORPORATE & OTHER	(289)	(273)	(279)	(274)	(341)
Total adjusted earnings before provision for income tax	$1,585	$1,602	$1,965	$2,023	$1,727

Provision for income tax expense (benefit)
GROUP BENEFITS	$103	$84	$99	$135	$124
RIS	96	105	110	124	111
ASIA	104	125	180	130	123
LATIN AMERICA	49	88	62	83	64
EMEA	8	16	22	24	16
METLIFE HOLDINGS	44	37	51	51	37
CORPORATE & OTHER	(108)	(103)	(83)	(79)	(142)
Total provision for income tax expense (benefit)	$296	$352	$441	$468	$333

Adjusted earnings available to common shareholders
GROUP BENEFITS	$392	$307	$372	$510	$466
RIS	381	400	417	470	421
ASIA	265	280	431	275	296
LATIN AMERICA	184	215	219	199	207
EMEA	64	60	70	88	47
METLIFE HOLDINGS	184	158	211	208	156
CORPORATE & OTHER (2)	(210)	(236)	(228)	(262)	(232)
Total adjusted earnings available to common shareholders (2)	$1,260	$1,184	$1,492	$1,488	$1,361

(1)In the fourth quarter of 2023, MetLife reorganized from five segments into the following six segments to reflect changes in management's responsibilities: Group Benefits, RIS, Asia, Latin America, EMEA and MetLife Holdings. The Group Benefits and RIS businesses were previously reported as the U.S. segment. These changes were applied retrospectively and did not have an impact on prior period total consolidated net income (loss) or adjusted earnings.

(2)Includes impact of preferred stock dividends of $29 million, $66 million, $32 million, $67 million and $33 million for the three months ended December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023, respectively.

GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Adjusted revenues
Premiums	$5,247	$5,451	$5,427	$5,276	$5,404	$21,051	$21,558
Universal life and investment-type product policy fees	214	218	223	219	218	855	878
Net investment income	299	310	327	330	334	1,136	1,301
Other revenues	338	380	363	371	379	1,360	1,493
Total adjusted revenues	6,098	6,359	6,340	6,196	6,335	24,402	25,230

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,645	4,994	4,866	4,592	4,712	19,076	19,164
Policyholder liability remeasurement (gains) losses	2	(4)	2	(29)	3	7	(28)
Interest credited to policyholder account balances	46	46	48	50	49	143	193
Capitalization of DAC	(4)	(6)	(5)	(5)	(4)	(18)	(20)
Amortization of DAC and VOBA	6	6	7	6	7	26	26
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	1	—	1	1	2
Other expenses	908	932	950	937	977	3,478	3,796
Total adjusted expenses	5,603	5,968	5,869	5,551	5,745	22,713	23,133
Adjusted earnings before provision for income tax	495	391	471	645	590	1,689	2,097
Provision for income tax expense (benefit)	103	84	99	135	124	357	442
Adjusted earnings	392	307	372	510	466	1,332	1,655
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$392	$307	$372	$510	$466	$1,332	$1,655

Adjusted premiums, fees and other revenues	$5,799	$6,049	$6,013	$5,866	$6,001	$23,266	$23,929

GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Direct and allocated expenses	$475	$474	$468	$464	$490
Pension, postretirement and postemployment benefit costs	(1)	13	13	12	12
Premium taxes, other taxes, and licenses & fees	80	80	101	83	79
Commissions and other variable expenses	354	365	368	378	396
Adjusted other expenses	$908	$932	$950	$937	$977

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Group Life (2)
Adjusted premiums, fees and other revenues	$2,131	$2,232	$2,254	$2,215	$2,199
Mortality ratio	87.3%	90.5%	85.3%	83.6%	83.5%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,533	$2,601	$2,617	$2,620	$2,689
Interest adjusted benefit ratio (4)	70.1%	72.9%	73.7%	69.0%	70.7%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

RIS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Adjusted revenues
Premiums	$370	$501	$2,681	$2,330	$2,736	$13,619	$8,248
Universal life and investment-type product policy fees	77	79	71	82	81	303	313
Net investment income	1,741	1,814	1,948	2,009	2,032	6,204	7,803
Other revenues	70	68	71	66	66	392	271
Total adjusted revenues	2,258	2,462	4,771	4,487	4,915	20,518	16,635

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,084	1,225	3,441	3,100	3,503	16,163	11,269
Policyholder liability remeasurement (gains) losses	(10)	(29)	(11)	(76)	(15)	(36)	(131)
Interest credited to policyholder account balances	604	646	702	756	783	1,914	2,887
Capitalization of DAC	(34)	(45)	(50)	(41)	(40)	(113)	(176)
Amortization of DAC and VOBA	11	11	12	13	13	40	49
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	3	4	3	4	8	14
Other expenses	123	146	146	138	135	484	565
Total adjusted expenses	1,781	1,957	4,244	3,893	4,383	18,460	14,477
Adjusted earnings before provision for income tax	477	505	527	594	532	2,058	2,158
Provision for income tax expense (benefit)	96	105	110	124	111	423	450
Adjusted earnings	381	400	417	470	421	1,635	1,708
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$381	$400	$417	$470	$421	$1,635	$1,708

Adjusted premiums, fees and other revenues	$517	$648	$2,823	$2,478	$2,883	$14,314	$8,832
Less: PRT	(69)	(21)	2,024	1,461	1,860	12,219	5,324
Adjusted premiums, fees and other revenues, excluding PRT	$586	$669	$799	$1,017	$1,023	$2,095	$3,508

RIS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Balance, end of period (at balance sheet discount rate) (2)	$62,737	$63,671	$64,446	$61,947	$69,407
Less: Accumulated other comprehensive (income) loss	(2,856)	(1,302)	(2,135)	(5,598)	(278)
Balance, end of period (at original discount rate)	$65,593	$64,973	$66,581	$67,545	$69,685

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Balance, end of period	$80,066	$79,973	$81,249	$80,929	$82,405

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Balance, end of period	$60,040	$57,990	$54,501	$51,740	$53,093

SYNTHETIC GICS (3), (4)

Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Balance, end of period	$46,316	$47,850	$50,453	$49,003	$49,066

LONGEVITY REINSURANCE (5)

Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Balance, end of period	$16,602	$17,085	$19,401	$19,175	$21,945

(1)Includes $3,392 million, $3,449 million, $3,481 million, $3,731 million and $3,782 million of DPL at December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023, respectively.

(2)Represents the current discount rate at the respective balance sheet date.

(3)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(4)Includes $147 million, $2,262 million, $3,112 million, $0 and $1,282 million of transfers from separate account GICs to synthetic GICs at December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(5)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the United Kingdom pension risk transfer market.

RIS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Direct and allocated expenses	$70	$71	$67	$66	$71
Pension, postretirement and postemployment benefit costs	—	3	3	4	3
Premium taxes, other taxes, and licenses & fees	10	9	12	9	1
Commissions and other variable expenses	43	63	64	59	60
Adjusted other expenses	$123	$146	$146	$138	$135

SPREAD

	For the Three Months Ended
Unaudited	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Investment income yield excluding variable investment income yield	4.69%	4.98%	5.18%	5.28%	5.32%
Variable investment income yield	0.50%	(0.27)%	2.57%	3.08%	1.96%
Total investment income yield	4.53%	4.78%	5.08%	5.20%	5.19%

Average crediting rate	3.65%	3.82%	3.97%	4.12%	4.20%
Amortization of DPL and losses at inception (1)	(0.20)%	(0.21)%	(0.21)%	(0.22)%	(0.22)%
Total average crediting rate	3.45%	3.61%	3.76%	3.90%	3.98%

Annualized general account spread	1.08%	1.17%	1.32%	1.30%	1.21%
Annualized general account spread excluding variable investment income yield	1.24%	1.37%	1.42%	1.38%	1.34%

(1)Includes the amortization of DPL of (0.20)%, (0.22)%, (0.21)%, (0.23)% and (0.23)% for the three months ended December 31, 2022, March 31, 2023, June 30, 2023. September 30, 2023 and December 31, 2023, respectively.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Adjusted revenues
Premiums	$1,272	$1,377	$1,310	$1,312	$1,252	$5,563	$5,251
Universal life and investment-type product policy fees	432	397	396	411	428	1,693	1,632
Net investment income	828	881	1,050	1,023	1,003	3,909	3,957
Other revenues	24	20	21	20	25	90	86
Total adjusted revenues	2,556	2,675	2,777	2,766	2,708	11,255	10,926

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,051	1,130	1,057	1,095	1,051	4,564	4,333
Policyholder liability remeasurement (gains) losses	42	11	(27)	108	13	69	105
Interest credited to policyholder account balances	515	536	570	576	619	2,003	2,301
Capitalization of DAC	(410)	(401)	(397)	(404)	(381)	(1,530)	(1,583)
Amortization of DAC and VOBA	191	193	190	204	207	745	794
Amortization of negative VOBA	(6)	(6)	(5)	(6)	(5)	(24)	(22)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	804	807	778	788	785	3,153	3,158
Total adjusted expenses	2,187	2,270	2,166	2,361	2,289	8,980	9,086
Adjusted earnings before provision for income tax	369	405	611	405	419	2,275	1,840
Provision for income tax expense (benefit)	104	125	180	130	123	658	558
Adjusted earnings	265	280	431	275	296	1,617	1,282
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$265	$280	$431	$275	$296	$1,617	$1,282

Adjusted premiums, fees and other revenues	$1,728	$1,794	$1,727	$1,743	$1,705	$7,346	$6,969

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Adjusted premiums, fees and other revenues	$1,728	$1,794	$1,727	$1,743	$1,705

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,686	$1,666	$1,650	$1,718	$1,705
Add: Operating joint ventures, on a constant currency basis (1)	364	478	410	425	366
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,050	$2,144	$2,060	$2,143	$2,071

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Direct and allocated expenses	$300	$303	$285	$284	$300
Pension, postretirement and postemployment benefit costs	23	17	15	16	20
Premium taxes, other taxes, and licenses & fees	37	33	32	33	34
Commissions and other variable expenses	444	454	446	455	431
Adjusted other expenses	$804	$807	$778	$788	$785
Adjusted other expenses, net of adjusted capitalization of DAC	$394	$406	$381	$384	$404

Adjusted other expenses on a constant currency basis	$780	$745	$740	$775	$785
Add: Operating joint ventures, on a constant currency basis (2)	107	124	116	113	97
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$887	$869	$856	$888	$882
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$468	$469	$447	$467	$483

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Japan:
Life	$99	$82	$199	$177	$194
Accident & Health	58	62	59	52	60
Annuities	267	263	173	146	178
Other	2	2	2	2	1
Total Japan	426	409	433	377	433
Other Asia	188	226	181	223	178
Total sales	$614	$635	$614	$600	$611

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Adjusted earnings available to common shareholders	$265	$280	$431	$275	$296
Adjusted earnings available to common shareholders, on a constant currency basis	$267	$270	$423	$271	$296

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

GA AUM	$116,289	$121,072	$118,188	$113,105	$123,434
GA AUM (at amortized cost)	$126,335	$127,120	$125,266	$124,684	$130,093

GA AUM (at amortized cost), on a constant currency basis	$123,122	$124,733	$126,594	$127,749	$130,093
Add: Operating joint ventures, on a constant currency basis (1)	7,557	7,968	8,269	8,457	8,104
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$130,679	$132,701	$134,863	$136,206	$138,197

(1)Includes MetLife, Inc.'s share of GA AUM for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Adjusted revenues
Premiums	$842	$1,025	$1,023	$1,116	$1,123	$3,224	$4,287
Universal life and investment-type product policy fees	299	335	352	359	352	1,175	1,398
Net investment income	413	379	418	365	482	1,593	1,644
Other revenues	10	12	10	9	11	39	42
Total adjusted revenues	1,564	1,751	1,803	1,849	1,968	6,031	7,371

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	856	966	976	1,020	1,132	3,320	4,094
Policyholder liability remeasurement (gains) losses	(16)	(4)	3	(4)	(20)	(21)	(25)
Interest credited to policyholder account balances	94	99	105	106	116	335	426
Capitalization of DAC	(137)	(151)	(148)	(171)	(181)	(494)	(651)
Amortization of DAC and VOBA	105	106	117	121	124	410	468
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	4	2	3	12	11
Other expenses	427	430	465	493	523	1,520	1,911
Total adjusted expenses	1,331	1,448	1,522	1,567	1,697	5,082	6,234
Adjusted earnings before provision for income tax	233	303	281	282	271	949	1,137
Provision for income tax expense (benefit)	49	88	62	83	64	220	297
Adjusted earnings	184	215	219	199	207	729	840
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$184	$215	$219	$199	$207	$729	$840

Adjusted premiums, fees and other revenues	$1,151	$1,372	$1,385	$1,484	$1,486	$4,438	$5,727

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Direct and allocated expenses	$140	$133	$143	$148	$154
Pension, postretirement and postemployment benefit costs	1	1	1	1	1
Premium taxes, other taxes, and licenses & fees	13	21	20	19	29
Commissions and other variable expenses	273	275	301	325	339
Adjusted other expenses	$427	$430	$465	$493	$523
Adjusted other expenses, net of adjusted capitalization of DAC	$290	$279	$317	$322	$342
Adjusted other expenses on a constant currency basis	$462	$440	$457	$479	$523
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$312	$284	$311	$313	$342

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Mexico	$147	$216	$154	$193	161
Chile	86	92	91	95	99
All other	88	100	83	79	84
Total sales	$321	$408	$328	$367	$344

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Adjusted premiums, fees and other revenues	$1,151	$1,372	$1,385	$1,484	$1,486
Adjusted earnings available to common shareholders	$184	$215	$219	$199	$207

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,247	$1,381	$1,349	$1,439	$1,486
Adjusted earnings available to common shareholders, on a constant currency basis	$200	$219	$211	$192	$207

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Adjusted revenues
Premiums	$488	$496	$499	$502	$519	$1,962	$2,016
Universal life and investment-type product policy fees	67	77	75	79	67	284	298
Net investment income	41	45	47	51	54	160	197
Other revenues	10	8	8	7	9	35	32
Total adjusted revenues	606	626	629	639	649	2,441	2,543

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	239	261	237	230	256	976	984
Policyholder liability remeasurement (gains) losses	(5)	(3)	2	(9)	7	(6)	(3)
Interest credited to policyholder account balances	18	16	19	19	18	71	72
Capitalization of DAC	(106)	(108)	(119)	(114)	(116)	(411)	(457)
Amortization of DAC and VOBA	81	85	85	87	91	323	348
Amortization of negative VOBA	(1)	(1)	(1)	(1)	(1)	(5)	(4)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	308	300	314	315	331	1,171	1,260
Total adjusted expenses	534	550	537	527	586	2,119	2,200
Adjusted earnings before provision for income tax	72	76	92	112	63	322	343
Provision for income tax expense (benefit)	8	16	22	24	16	73	78
Adjusted earnings	64	60	70	88	47	249	265
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$64	$60	$70	$88	$47	$249	$265

Adjusted premiums, fees and other revenues	$565	$581	$582	$588	$595	$2,281	$2,346

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Direct and allocated expenses	$100	$94	$97	$104	$109
Pension, postretirement and postemployment benefit costs	1	1	1	2	6
Premium taxes, other taxes, and licenses & fees	6	5	6	6	6
Commissions and other variable expenses	201	200	210	203	210
Adjusted other expenses	$308	$300	$314	$315	$331
Adjusted other expenses, net of adjusted capitalization of DAC	$202	$192	$195	$201	$215
Adjusted other expenses on a constant currency basis	$308	$292	$303	$311	$331
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$203	$189	$190	$199	$215

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Adjusted premiums, fees and other revenues	$565	$581	$582	$588	$595
Adjusted earnings available to common shareholders	$64	$60	$70	$88	$47

Adjusted premiums, fees and other revenues, on a constant currency basis	$564	$570	$567	$581	$595
Adjusted earnings available to common shareholders, on a constant currency basis	$64	$57	$66	$87	$47
Total sales on a constant currency basis	$177	$255	$222	$198	$209

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Adjusted revenues
Premiums	$785	$723	$719	$685	$754	$3,066	$2,881
Universal life and investment-type product policy fees	176	183	170	184	95	902	632
Net investment income	1,150	1,127	1,170	1,153	1,044	4,914	4,494
Other revenues	49	53	49	41	52	155	195
Total adjusted revenues	2,160	2,086	2,108	2,063	1,945	9,037	8,202

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,415	1,369	1,341	1,311	1,329	5,636	5,350
Policyholder liability remeasurement (gains) losses	7	20	15	(7)	9	101	37
Interest credited to policyholder account balances	206	199	198	198	135	813	730
Capitalization of DAC	(7)	(6)	(6)	(5)	(5)	(29)	(22)
Amortization of DAC and VOBA	61	68	64	65	61	270	258
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	3	3	4	3	8	13
Other expenses	247	238	231	238	220	953	927
Total adjusted expenses	1,932	1,891	1,846	1,804	1,752	7,752	7,293
Adjusted earnings before provision for income tax	228	195	262	259	193	1,285	909
Provision for income tax expense (benefit)	44	37	51	51	37	254	176
Adjusted earnings	184	158	211	208	156	1,031	733
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$184	$158	$211	$208	$156	$1,031	$733

Adjusted premiums, fees and other revenues	$1,010	$959	$938	$910	$901	$4,123	$3,708

METLIFE HOLDINGS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Annuities	$1,593	$1,606	$1,581	$1,508	$1,610
Life and Other	54,573	54,365	54,187	53,930	53,930
Long Term Care	13,845	14,617	14,498	13,025	15,240
Balance, end of period (at balance sheet discount rate) (2)	$70,011	$70,588	$70,266	$68,463	$70,780

Less:
Annuities	$(60)	$(29)	$(50)	$(110)	$(18)
Life and Other	(60)	(16)	18	(120)	27
Long Term Care	(513)	111	(172)	(1,754)	313
Accumulated other comprehensive (income) loss	$(633)	$66	$(204)	$(1,984)	$322

Annuities	$1,653	$1,635	$1,631	$1,618	$1,628
Life and Other	54,633	54,381	54,169	54,050	53,903
Long Term Care	14,358	14,506	14,670	14,779	14,927
Balance, end of period (at original discount rate)	$70,644	$70,522	$70,470	$70,447	$70,458

Future policy benefits subject to reinsurance (at balance sheet discount rate) (3)
Annuities	$—	$—	$—	$—	$1,519
Life and Other	$1,055	$1,038	$1,030	$1,044	$2,341
Long Term Care	$—	$—	$—	$—	$—

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Annuities	$13,286	$12,818	$12,410	$12,006	$11,537
Life and Other	12,402	12,234	12,044	11,844	11,641
Balance, end of period	$25,688	$25,052	$24,454	$23,850	$23,178

Policyholder account balances subject to reinsurance (3)
Annuities	$—	$—	$—	$—	$3,485
Life and Other	$1,563	$1,555	$1,548	$1,542	$6,352

MARKET RISK BENEFITS (4)

Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Annuities	$3,225	$3,361	$2,793	$2,268	$2,722
Balance, end of period	$3,225	$3,361	$2,793	$2,268	$2,722

Market risk benefits subject to reinsurance	$—	$—	$—	$—	$—

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Annuities	$28,499	$29,320	$29,616	$27,455	$29,224
Life and Other	5,475	5,794	6,071	5,736	6,324
Balance, end of period	$33,974	$35,114	$35,687	$33,191	$35,548

Separate accounts liabilities subject to modified coinsurance (5)
Annuities	$—	$—	$—	$—	$83
Life and Other	$—	$—	$—	$—	$5,597

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Represents the current discount rate at the respective balance sheet date.
(3) Included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.
(4) Market risk benefits include Japan reinsurance.
(5) Separate account assets retained by MetLife; these amounts are not included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Direct and allocated expenses	$178	$171	$165	$166	$164
Pension, postretirement and postemployment benefit costs	1	6	6	5	6
Premium taxes, other taxes, and licenses & fees	15	18	17	19	16
Commissions and other variable expenses	53	43	43	48	34
Adjusted other expenses	$247	$238	$231	$238	$220

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Life (1)
Adjusted premiums, fees and other revenues	$694	$639	$614	$581	$566
Interest adjusted benefit ratio	49.1%	45.8%	39.5%	42.6%	43.2%

Lapse Ratio (2)
Traditional life	4.6%	4.7%	4.8%	5.1%	5.4%
Variable & universal life	3.4%	3.5%	3.7%	3.8%	3.8%
Fixed annuity	7.3%	9.0%	10.3%	11.2%	11.9%
Variable annuity	9.2%	9.5%	9.9%	10.5%	11.1%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Adjusted revenues
Premiums	$1	$16	$19	$9	$(2)	$(16)	$42
Universal life and investment-type product policy fees	1	—	1	—	—	2	1
Net investment income	58	50	80	125	98	273	353
Other revenues	101	101	106	103	102	396	412
Total adjusted revenues	161	167	206	237	198	655	808

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	6	16	12	4	(9)	(6)	23
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(1)	(1)	(4)	(2)	(1)	(8)	(8)
Amortization of DAC and VOBA	2	1	4	3	1	9	9
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	240	247	244	256	258	909	1,005
Other expenses	203	177	229	250	290	709	946
Total adjusted expenses	450	440	485	511	539	1,613	1,975
Adjusted earnings before provision for income tax	(289)	(273)	(279)	(274)	(341)	(958)	(1,167)
Provision for income tax expense (benefit)	(108)	(103)	(83)	(79)	(142)	(343)	(407)
Adjusted earnings	(181)	(170)	(196)	(195)	(199)	(615)	(760)
Preferred stock dividends	29	66	32	67	33	185	198
Adjusted earnings available to common shareholders	$(210)	$(236)	$(228)	$(262)	$(232)	$(800)	$(958)

Adjusted premiums, fees and other revenues	$103	$117	$126	$112	$100	$382	$455

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Business activities	$32	$19	$20	$13	$35	$138	$87
Net investment income	63	51	81	126	95	276	353
Interest expense on debt	(250)	(258)	(254)	(266)	(269)	(943)	(1,047)
Corporate initiatives and projects	(16)	(14)	(32)	(12)	(9)	(64)	(67)
Other	(118)	(71)	(94)	(135)	(193)	(365)	(493)
Provision for income tax (expense) benefit and other tax-related items	108	103	83	79	142	343	407
Preferred stock dividends	(29)	(66)	(32)	(67)	(33)	(185)	(198)
Adjusted earnings available to common shareholders	$(210)	$(236)	$(228)	$(262)	$(232)	$(800)	$(958)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended					At or For the Year Ended
Unaudited (In millions, except yields)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Fixed Maturity Securities
Yield (1)	4.04%	4.07%	4.17%	4.19%	4.39%	3.76%	4.20%
Investment income (2), (3)	$2,978	$3,028	$3,107	$3,123	$3,241	$11,098	$12,499
Investment gains (losses)	(356)	(580)	(996)	(699)	(197)	(1,912)	(2,472)
Ending carrying value (4)	278,215	285,397	285,444	272,456	282,861	278,215	282,861
Net Mortgage Loans
Yield (1)	4.73%	4.92%	5.12%	5.18%	5.36%	4.34%	5.15%
Investment income (3)	983	1,041	1,091	1,094	1,127	3,536	4,353
Investment gains (losses)	(118)	(164)	32	3	(69)	21	(198)
Ending carrying value (5)	83,763	85,572	84,794	84,058	84,118	83,763	84,118
Real Estate and Real Estate Joint Ventures
Yield (1)	3.16%	(2.10)%	0.82%	(0.31)%	2.08%	6.40%	0.12%
Investment income	101	(69)	27	(11)	69	798	16
Investment gains (losses)	490	18	13	1	37	653	69
Ending carrying value	13,137	13,155	13,045	13,133	13,332	13,137	13,332
Policy Loans
Yield (1)	5.22%	5.35%	5.39%	5.52%	5.36%	5.15%	5.41%
Investment income	115	119	119	120	113	459	471
Ending carrying value	8,874	8,863	8,788	8,725	8,788	8,874	8,788
Equity Securities
Yield (1)	3.58%	3.17%	4.11%	4.14%	3.37%	3.96%	3.61%
Investment income	10	12	10	5	4	36	31
Investment gains (losses)	(18)	48	32	(14)	15	(133)	81
Ending carrying value	1,684	1,695	769	742	757	1,684	757
Other Limited Partnership Interests
Yield (1), (6)	(1.18)%	0.73%	6.17%	5.56%	(0.06)%	5.92%	3.10%
Investment income (6)	(43)	26	225	206	(2)	860	455
Investment gains (losses)	38	9	3	—	—	53	12
Ending carrying value (7)	14,414	14,437	14,722	14,918	14,764	14,414	14,764
Cash and Short-term Investments
Yield (1)	3.70%	5.01%	5.94%	6.38%	5.61%	2.31%	5.73%
Investment income	131	167	195	220	229	282	811
Investment gains (losses)	(37)	(11)	29	5	(33)	82	(10)
Ending carrying value	25,130	22,640	22,338	21,409	26,684	25,130	26,684
Other Invested Assets
Investment income	396	439	397	420	410	1,670	1,666
Investment gains (losses)	(15)	(11)	13	(167)	7	87	(158)
Ending carrying value	20,038	19,479	19,656	18,755	18,202	20,038	18,202
Total Investments
Investment income yield (1)	4.27%	4.31%	4.66%	4.68%	4.69%	4.32%	4.58%
Investment fees and expenses yield (1)	(0.13)%	(0.14)%	(0.12)%	(0.11)%	(0.13)%	(0.12)%	(0.13)%
Net Investment Income Yield (1)	4.14%	4.17%	4.54%	4.57%	4.56%	4.20%	4.45%
Investment income	$4,671	$4,763	$5,171	$5,177	$5,191	$18,739	$20,302
Investment fees and expenses	(141)	(157)	(131)	(121)	(144)	(539)	(553)
Net investment income including divested businesses	4,530	4,606	5,040	5,056	5,047	18,200	19,749
Less: Net investment income from divested businesses	—	—	—	—	—	11	—
Adjusted Net Investment Income (8)	$4,530	$4,606	$5,040	$5,056	$5,047	$18,189	$19,749
Ending Carrying Value	$445,255	$451,238	$449,556	$434,196	$449,506	$445,255	$449,506
Investment Portfolio Gains (Losses) (9)	$(16)	$(691)	$(874)	$(871)	$(240)	$(1,149)	$(2,676)
Gross investment gains	1,117	433	271	119	292	2,283	1,115
Gross investment losses	(1,084)	(936)	(276)	(418)	(465)	(3,257)	(2,095)
Net credit loss (provision) release and (impairments)	(49)	(188)	(869)	(572)	(67)	(175)	(1,696)
Investment Portfolio Gains (Losses) (9)	(16)	(691)	(874)	(871)	(240)	(1,149)	(2,676)
Investment portfolio gains (losses) income tax (expense) benefit	3	181	188	155	80	262	604
Investment Portfolio Gains (Losses), Net of Income Tax	$(13)	$(510)	$(686)	$(716)	$(160)	$(887)	$(2,072)

Derivative gains (losses) (9)	(381)	(372)	(1,278)	(1,454)	(123)	(3,227)	(3,227)
Derivative gains (losses) income tax (expense) benefit	69	47	320	397	(45)	828	719
Derivative Gains (Losses), Net of Income Tax	$(312)	$(325)	$(958)	$(1,057)	$(168)	$(2,399)	$(2,508)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2022		March 31, 2023		June 30, 2023		September 30, 2023		December 31, 2023
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$80,030	28.9%	$82,482	29.1%	$82,523	29.1%	$78,552	28.9%	$80,717	28.7%
Foreign corporate		52,572	19.0%	54,285	19.1%	53,690	18.9%	51,377	19.0%	55,444	19.7%
Foreign government		46,747	16.9%	48,111	16.9%	45,994	16.2%	42,685	15.8%	45,489	16.2%
U.S. government and agency		32,229	11.6%	32,878	11.6%	33,129	11.7%	31,729	11.7%	32,252	11.5%
Residential mortgage-backed		26,165	9.5%	26,543	9.4%	28,458	10.0%	27,785	10.3%	29,096	10.3%
Asset-backed securities and collateralized loan obligations		16,822	6.1%	16,970	6.0%	17,480	6.2%	17,412	6.4%	17,294	6.1%
Municipals		12,152	4.4%	12,597	4.4%	12,324	4.3%	11,347	4.2%	11,171	4.0%
Commercial mortgage-backed		10,063	3.6%	9,988	3.5%	10,259	3.6%	10,095	3.7%	9,949	3.5%
Fixed Maturity Securities Available-For-Sale		$276,780	100.0%	$283,854	100.0%	$283,857	100.0%	$270,982	100.0%	$281,412	100.0%

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$190,021	68.7%	$195,535	69.0%	$196,361	69.3%	$186,834	69.0%	$194,722	69.2%
Baa	2	73,194	26.5%	74,661	26.3%	73,827	26.0%	71,043	26.2%	73,680	26.2%
Ba	3	10,511	3.8%	10,856	3.8%	10,885	3.8%	10,325	3.8%	10,299	3.7%
B	4	2,571	0.9%	2,296	0.8%	2,311	0.8%	2,343	0.9%	2,371	0.8%
Caa and lower	5	401	0.1%	395	0.1%	346	0.1%	338	0.1%	258	0.1%
In or near default	6	82	—%	111	—%	127	—%	99	—%	82	—%
Total Fixed Maturity Securities Available-For-Sale (10)		$276,780	100.0%	$283,854	100.0%	$283,857	100.0%	$270,982	100.0%	$281,412	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		December 31, 2022		March 31, 2023		June 30, 2023		September 30, 2023		December 31, 2023

Gross unrealized gains		$5,239		$6,554		$5,991		$3,685		$6,876
Gross unrealized losses		34,301		27,469		28,982		38,702		25,835
Net Unrealized Gains (Losses)		$(29,062)		$(20,915)		$(22,991)		$(35,017)		$(18,959)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF NET MORTGAGE LOANS (5)

Unaudited (In millions)	December 31, 2022		March 31, 2023		June 30, 2023		September 30, 2023		December 31, 2023

Commercial mortgage loans	$52,502		$53,697		$52,737		$52,053		$52,111
Agricultural mortgage loans	19,306		19,361		19,579		19,658		19,559
Residential mortgage loans	12,482		13,206		13,129		12,986		13,096
Total	84,290		86,264		85,445		84,697		84,766
Allowance for credit loss	(527)		(692)		(651)		(639)		(648)
Net Mortgage Loans	$83,763		$85,572		$84,794		$84,058		$84,118

SUMMARY OF NET COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE (5)

	December 31, 2022		March 31, 2023		June 30, 2023		September 30, 2023		December 31, 2023
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,628	18.3%	$9,736	18.1%	$9,171	17.4%	$9,206	17.7%	$9,016	17.3%
Non-U.S.	9,299	17.7%	9,383	17.5%	9,243	17.5%	8,682	16.7%	8,933	17.1%
Middle Atlantic	7,574	14.4%	7,647	14.2%	7,572	14.4%	7,581	14.6%	7,477	14.3%
South Atlantic	6,617	12.6%	6,671	12.4%	6,514	12.4%	6,581	12.6%	6,637	12.7%
West South Central	3,721	7.1%	3,765	7.0%	3,496	6.6%	3,417	6.6%	3,472	6.7%
New England	2,764	5.3%	2,876	5.4%	2,878	5.5%	2,875	5.5%	2,859	5.5%
Mountain	2,284	4.4%	2,284	4.3%	2,227	4.2%	2,191	4.2%	2,193	4.2%
East North Central	1,594	3.0%	1,768	3.3%	1,809	3.4%	1,855	3.6%	1,822	3.5%
East South Central	620	1.2%	624	1.2%	623	1.2%	622	1.2%	654	1.3%
West North Central	597	1.1%	596	1.1%	602	1.1%	643	1.2%	613	1.2%
Multi-Region and Other	7,804	14.9%	8,347	15.5%	8,602	16.3%	8,400	16.1%	8,435	16.2%
Total	$52,502	100.0%	$53,697	100.0%	$52,737	100.0%	$52,053	100.0%	$52,111	100.0%

Office	$21,009	40.0%	$21,134	39.4%	$20,215	38.3%	$19,619	37.7%	$19,651	37.7%
Apartment	10,575	20.2%	11,357	21.2%	11,928	22.6%	11,807	22.7%	11,974	23.0%
Retail	8,046	15.3%	8,289	15.4%	7,433	14.1%	7,441	14.3%	7,218	13.9%
Industrial	5,607	10.7%	5,219	9.7%	5,158	9.8%	5,248	10.1%	5,275	10.1%
Single Family Rental	3,979	7.6%	4,457	8.3%	4,711	8.9%	4,735	9.1%	4,728	9.1%
Hotel	3,172	6.0%	3,117	5.8%	3,170	6.0%	3,088	5.9%	3,140	6.0%
Other	114	0.2%	124	0.2%	122	0.3%	115	0.2%	125	0.2%
Total	$52,502	100.0%	$53,697	100.0%	$52,737	100.0%	$52,053	100.0%	$52,111	100.0%

See footnotes on Page 29.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), mortgage loans originated for third parties, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. Invested assets reclassified to held-for-sale and ceded policy loans are included in the calculation of yields, but are otherwise excluded from asset carrying values. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $70 million, $48 million, $50 million, ($17) million and $107 million for the three months ended December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023, respectively, and ($127) million and $188 million for the year ended December 31, 2022 and December 31, 2023, respectively.

(3)Investment income from fixed maturity securities and net mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Fixed maturity securities available-for-sale	$276,780	$283,854	$283,857	$270,982	$281,412
Contractholder-directed equity securities and fair value option securities	9,668	10,063	10,204	9,680	10,331
Total fixed maturity securities	286,448	293,917	294,061	280,662	291,743
Less: Contractholder-directed equity securities	8,233	8,520	8,617	8,206	8,882
Fixed maturity securities	$278,215	$285,397	$285,444	$272,456	$282,861

(5)Net mortgage loans exclude mortgage loans originated for third parties of $8,265 million, $8,238 million and $8,461 million at amortized cost, which is primarily comprised of commercial mortgage loans of $8,022 million, $7,998 million and $8,215 million at amortized cost, and does not include the related allowance for credit loss of $73 million, $66 million and $73 million at June 30, 2023, September 30, 2023 and December 31, 2023, respectively. Prior to the second quarter of 2023, these mortgage loans originated for third parties were accounted for by MetLife as sales of portions of the related mortgage loans.

(6)Other limited partnership interests includes investment income related to private equity investments of ($40) million, $17 million, $223 million, $203 million and ($2) million for the three months ended December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023, respectively, and $972 million and $424 million for the year ended December 31, 2022 and December 31, 2023, respectively. The annualized yields for these periods were (1.15%), 0.48%, 6.19%, 5.50%, (0.06%), 6.95% and 3.04%, respectively.

(7)Other limited partnership interests includes ending carrying value related to private equity investments of $14,000 million, $14,225 million, $14,608 million, $14,862 million and $14,738 million at December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023, respectively.

(8)Adjusted net investment income reflects the adjustments as presented on Page 5.
(9)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Net investment gains (losses)	$350	$(684)	$(1,039)	$(927)	$(174)	$(1,260)	$(2,824)
Less: Non-investment portfolio gains (losses)	369	13	(95)	(63)	64	(106)	(81)
Less: Provision for credit loss on certain mortgage loans originated for third parties	—	—	(73)	7	(7)	—	(73)
Less: Other adjustments	(3)	(6)	3	—	9	(5)	6
Investment portfolio gains (losses)	$(16)	$(691)	$(874)	$(871)	$(240)	$(1,149)	$(2,676)

	For the Three Months Ended					For the Year Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Net derivative gains (losses)	$(104)	$(90)	$(997)	$(1,202)	$149	$(2,251)	$(2,140)
Less: Investment hedge adjustments	277	264	263	232	253	976	1,012
Less: Other adjustments	—	18	18	20	19	—	75
Derivative gains (losses)	$(381)	$(372)	$(1,278)	$(1,454)	$(123)	$(3,227)	$(3,227)

(10)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,549	$14	$370	$422	$574	$5,099	$1,380
Add: Preferred stock dividends	29	66	32	67	33	185	198
Add: Preferred stock redemption premium	—	—	—	—	—	—	—
Add: Net Income (loss) attributable to noncontrolling interests	3	5	6	6	7	18	24
Net income (loss)	1,581	85	408	495	614	$5,302	$1,602
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	350	(684)	(1,039)	(927)	(174)	(1,260)	(2,824)
Net derivative gains (losses)	(104)	(90)	(997)	(1,202)	149	(2,251)	(2,140)
Market risk benefit remeasurement gains (losses)	512	(188)	817	796	(431)	3,674	994
Premiums - Divested businesses	—	—	—	—	—	41	—
Universal life and investment-type product policy fees - Divested businesses	—	—	—	—	—	11	—
Net investment income
Investment hedge adjustments	(277)	(264)	(263)	(232)	(253)	(976)	(1,012)
Unit-linked contract income	209	303	296	4	580	(1,298)	1,183
Other adjustments	2	—	(1)	(3)	(8)	(10)	(12)
Divested businesses	—	—	—	—	—	11	—
Other revenues
Asymmetrical and non-economic accounting	—	—	—	—	29	—	29
Other adjustments	25	(3)	(7)	(11)	(13)	160	(34)
Divested businesses	—	—	—	—	—	3	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(79)	(84)	(74)	5	(26)	(654)	(179)
Market volatility	105	14	44	64	62	193	184
Divested businesses	—	—	—	—	—	(23)	—
Policyholder liability remeasurement (gains) losses - Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	(64)	(19)	10	44	(103)	66	(68)
Unit-linked contract costs	(180)	(303)	(301)	3	(582)	1,322	(1,183)
Divested businesses	—	—	—	—	—	(3)	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	11	—
Amortization of DAC and VOBA - Divested businesses	—	—	—	—	—	(8)	—
Amortization of negative VOBA - Divested business	—	—	—	—	—	—	—
Interest expense on debt - Divested business	—	—	—	—	—	—	—
Other expenses
Other adjustments	(37)	(16)	(11)	(21)	(7)	(191)	(55)
Divested businesses	(21)	(11)	(9)	(9)	(9)	(74)	(38)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(149)	180	419	429	6	580	1,034
Adjusted earnings	1,289	1,250	1,524	1,555	1,394	5,978	5,723
Less: Preferred stock dividends	29	66	32	67	33	185	198
Adjusted earnings available to common shareholders	$1,260	$1,184	$1,492	$1,488	$1,361	$5,793	$5,525

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$14	$—	$89	$14
Litigation reserves and settlement costs	—	—	—	—	(76)	—	(76)
Total notable items	$—	$—	$—	$14	$(76)	$89	$(62)

GROUP BENEFITS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$27	$—	$—	$27
Total notable items	$—	$—	$—	$27	$—	$—	$27

RIS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$61	$—	$79	$61
Total notable items	$—	$—	$—	$61	$—	$79	$61

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (1) CONTINUED

ASIA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$(94)	$—	$(32)	$(94)
Total notable items	$—	$—	$—	$(94)	$—	$(32)	$(94)

LATIN AMERICA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$—	$1	$—
Total notable items	$—	$—	$—	$—	$—	$1	$—

EMEA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$18	$—	$15	$18
Total notable items	$—	$—	$—	$18	$—	$15	$18

METLIFE HOLDINGS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$2	$—	$26	$2
Total notable items	$—	$—	$—	$2	$—	$26	$2

CORPORATE & OTHER
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023
Litigation reserves and settlement costs	—	—	—	—	(76)	—	(76)
Total notable items	$—	$—	$—	$—	$(76)	$—	$(76)

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Total MetLife, Inc.'s stockholders' equity	$29,881	$32,194	$30,261	$25,658	$30,015
Less: Preferred stock	3,818	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	26,063	28,376	26,443	21,840	26,197
Less: Net unrealized investment gains (losses), net of income tax	(21,089)	(14,606)	(16,800)	(26,548)	(14,323)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	6,115	2,748	3,919	10,245	2,658
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	107	186	108	(4)	27
Defined benefit plans adjustment, net of income tax	(1,377)	(1,356)	(1,331)	(1,308)	(1,446)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	42,307	41,404	40,547	39,455	39,281
Less: Accumulated year-to-date total notable items (2)	89	—	—	14	(62)
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$42,218	$41,404	$40,547	$39,441	$39,343

Unaudited (In millions, except per share data)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023

Book value per common share	$33.45	$36.89	$34.92	$29.34	$35.85
Less: Net unrealized investment gains (losses), net of income tax	(27.07)	(18.99)	(22.19)	(35.66)	(19.60)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	7.85	3.57	5.18	13.77	3.64
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	0.14	0.24	0.14	(0.01)	0.04
Defined benefit plans adjustment, net of income tax	(1.77)	(1.76)	(1.76)	(1.76)	(1.98)
Book value per common share, excluding AOCI other than FCTA	$54.30	$53.83	$53.55	$53.00	$53.75

Common shares outstanding, end of period	779.1	769.2	757.2	744.4	730.8

	For the Three Months Ended (1)					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022	December 31, 2023

Return on MetLife, Inc.'s:
Common stockholders' equity	24.0%	0.2%	5.4%	7.0%	9.6%	15.3%	5.4%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	19.5%	17.4%	21.8%	24.7%	22.7%	17.4%	21.4%
Common stockholders' equity, excluding AOCI other than FCTA	12.1%	11.3%	14.6%	14.9%	13.8%	13.7%	13.6%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	12.1%	11.3%	14.6%	14.7%	14.6%	13.5%	13.8%

Average common stockholders' equity	$25,817	$27,220	$27,410	$24,142	$24,019	$33,221	$25,784
Average common stockholders' equity, excluding AOCI other than FCTA	$41,640	$41,856	$40,976	$40,001	$39,368	$42,282	$40,599
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$41,551	$41,856	$40,976	$39,994	$39,392	$42,231	$40,608

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
GROUP BENEFITS (1)	$5,799	$6,049	$6,013	$5,866	$6,001
RIS (1)	517	648	2,823	2,478	2,883
ASIA	1,686	1,666	1,650	1,718	1,705
LATIN AMERICA	1,247	1,381	1,349	1,439	1,486
EMEA	564	570	567	581	595
METLIFE HOLDINGS (1)	1,010	959	938	910	901
CORPORATE & OTHER (1)	103	117	126	112	100
Adjusted premiums, fees and other revenues, on a constant currency basis	$10,926	$11,390	$13,466	$13,104	$13,671
Adjusted premiums, fees and other revenues	$10,873	$11,520	$13,594	$13,181	$13,671

ASIA (including operating joint ventures) (2), (3)	$2,050	$2,144	$2,060	$2,143	$2,071

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
GROUP BENEFITS (1)	$908	$932	$950	$937	$977
RIS (1)	123	146	146	138	135
ASIA	780	745	740	775	785
LATIN AMERICA	462	440	457	479	523
EMEA	308	292	303	311	331
METLIFE HOLDINGS (1)	247	238	231	238	220
CORPORATE & OTHER (1)	203	177	229	250	290
Adjusted other expenses on a constant currency basis	$3,031	$2,970	$3,056	$3,128	$3,261
Adjusted other expenses	$3,020	$3,030	$3,113	$3,159	$3,261

ASIA (including operating joint ventures) (2), (4)	$887	$869	$856	$888	$882

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
GROUP BENEFITS (1)	$392	$307	$372	$510	$466
RIS (1)	381	$400	417	470	421
ASIA	267	270	423	271	296
LATIN AMERICA	200	219	211	192	207
EMEA	64	57	66	87	47
METLIFE HOLDINGS (1)	184	158	211	208	156
CORPORATE & OTHER (1)	(210)	(236)	(228)	(262)	(232)
Adjusted earnings available to common shareholders on a constant currency basis	$1,278	$1,175	$1,472	$1,476	$1,361
Adjusted earnings available to common shareholders	$1,260	$1,184	$1,492	$1,488	$1,361

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 15 for operating joint ventures.
(3) Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.
(4) Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

APPENDIX
METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	investment portfolio gains (losses)	(xiv)	net investment gains (losses)
(xv)	derivative gains (losses)	(xv)	net derivative gains (losses)
(xvi)	adjusted capitalization of DAC	(xvi)	capitalization of DAC
(xvii)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	book value per common share, excluding AOCI other than FCTA	(xix)	book value per common share
(xx)	adjusted other expenses	(xx)	other expenses
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxii)	other expenses, net of capitalization of DAC
(xxiii)	adjusted expense ratio	(xxiii)	expense ratio
(xxiv)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiv)	expense ratio
(xxv)	direct expenses	(xxv)	other expenses
(xxvi)	direct expenses, excluding total notable items related to direct expenses	(xxvi)	other expenses
(xxvii)	direct expense ratio	(xxvii)	expense ratio
(xxviii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxviii)	expense ratio
(xxix)	future policy benefits at original discount rate	(xxix)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Effective January 1, 2023, MetLife adopted ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended ("LDTI"), with a transition date of January 1, 2021, which impacted the calculation of adjusted earnings. With the adoption of LDTI, the measurement model was simplified for DAC and VOBA, and most embedded derivatives were reclassified as market risk benefits. As a result, MetLife updated its calculation of adjusted earnings to remove certain adjustments related to the amortization of DAC, VOBA and related intangibles and adjusted for changes in measurement of certain guarantees. Under LDTI, adjusted earnings excludes changes in fair value associated with market risk benefits, changes in discount rates on certain annuitization guarantees, losses at contract inception for certain single premium business, and asymmetrical accounting associated with in-force reinsurance. All periods presented herein reflect the updated calculation of adjusted earnings.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:
•	Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments").
•	Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•
Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.

•
Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.

Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made to the line items indicated in calculating adjusted earnings:
•
Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs").

•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•	Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•	Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

APPENDIX METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
RIS	Retirement and Income Solutions
VOBA	Value of business acquired